EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Quarterly Report of Wells Real Estate Investment Trust II, Inc. (the “Registrant”) on Form 10-Q for the quarter ended June 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, E. Nelson Mills, Principal Executive Officer of the Registrant, and Douglas P. Williams, Chief Financial Officer of the Registrant, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that, to the best of our knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ E. NELSON MILLS
E. Nelson Mills
Principal Executive Officer
August 11, 2010

/s/ DOUGLAS P. WILLIAMS
Douglas P. Williams
Principal Financial Officer
August 11, 2010